Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002, AS AMENDED
I, Kathleen M. Crusco, Senior Vice President and Chief Financial Officer of Activant Solutions Inc. (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that, to the best of my knowledge:
•	the Quarterly Report on Form 10-Q of the Company for the three months ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

By:

/s/ Kathleen M. Crusco	February 11, 2009

Kathleen M. Crusco
Senior Vice President and Chief Financial Officer